EXHIBIT 10










                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                                 BY AND BETWEEN


                         CONCURRENT COMPUTER CORPORATION


                                       AND


                          FOOTHILL CAPITAL CORPORATION



                            DATED AS OF MARCH 1, 1998


                                TABLE OF CONTENTS
                                -----------------


                                                                 Page(s)
                                                                 -------
1. DEFINITIONS AND CONSTRUCTION.                                       1
   1.1 Definitions                                                     1
   1.2 Accounting Terms                                               19
   1.3 Code                                                           19
   1.4 Construction                                                   19
   1.5 Schedules and Exhibits.                                        19

2. LOAN AND TERMS OF PAYMENT                                          20
   2.1 Revolving Advances.                                            20
   2.2 Letters of Credit.                                             20
   2.3 [Intentionally Omitted]                                        23
   2.4 [Intentionally Omitted]                                        23
   2.5 Overadvances                                                   23
   2.6 Interest and Letter of Credit Fees:  Rates, Payments, and
       Calculations                                                   23
   2.7 Collection of Accounts                                         25
   2.8 Crediting Payments; Application of Collections                 25
   2.9 Designated Account.                                            26
   2.10 Maintenance of Loan Account; Statements of Obligations.       26
   2.11 Fees.                                                         26

3. CONDITIONS; TERM OF AGREEMENT                                      27
   3.1 Conditions Precedent to the Initial Advance and Letter of
       Credit.                                                        27
   3.2 Conditions Precedent to all Advances and Letters of
       Credit.                                                        28
   3.3 Condition Subsequent                                           29
   3.4 Term; Automatic Renewal.                                       29
   3.5 Effect of Termination.                                         29
   3.6 Early Termination by Borrower.                                 30
   3.7 Termination Upon Event of Default.                             30

4. CREATION OF SECURITY INTEREST                                      30
   4.1 Grant of Security Interest.                                    30
   4.2 Negotiable Collateral.                                         30
   4.3 Collection of Accounts, General Intangibles, and
       Negotiable Collateral.                                         31
   4.4 Delivery of Additional Documentation Required.                 31
   4.5 Power of Attorney.                                             31
   4.6 Right to Inspect.                                              32

5. REPRESENTATIONS AND WARRANTIES.                                    32
   5.1 No Encumbrances.                                               32
   5.2 Eligible Accounts.                                             32
   5.3 Eligible Inventory.                                            33
   5.4 Equipment                                                      33
   5.5 Location of Inventory and Equipment.                           33
   5.6 Inventory Records.                                             33
   5.7 Location of Chief Executive Office; FEIN.                      33
   5.8 Due Organization and Qualification; Subsidiaries.              33
   5.9 Due Authorization; No Conflict.                                34
   5.10 Litigation.                                                   35
   5.11 No Material Adverse Change.                                   35
   5.12 Solvency.                                                     35
   5.13 Employee Benefits.                                            35
   5.14 Environmental Condition.                                      35
   5.15 Brokerage Fees.                                               36

6. AFFIRMATIVE COVENANTS.                                             36
   6.1 Accounting System.                                             36
   6.2 Collateral Reporting.                                          36
   6.3 Financial Statements, Reports, Certificates.                   37
   6.4 Tax Returns.                                                   38
   6.5 Designation of Inventory.                                      38
   6.6 Returns.                                                       38
   6.7 Title to Equipment.                                            39
   6.8 Maintenance of Equipment.                                      39
   6.9 Taxes.                                                         39
   6.10 Insurance.                                                    39
   6.11 No Setoffs or Counterclaims.                                  40
   6.12 Location of Inventory and Equipment.                          41
   6.13 Compliance with Laws.                                         41
   6.14 Employee Benefits.                                            41
   6.15 Leases.                                                       42
   6.16 Repatriation of Foreign Earnings and Profits.                 42
   6.17 Brokerage Commissions.                                        42
   6.18 Subsidiary Financing.                                         42

7. NEGATIVE COVENANTS.                                                42
   7.1 Indebtedness.                                                  43
   7.2 Liens.                                                         43
   7.3 Restrictions on Fundamental Changes.                           44
   7.4 Extraordinary Transactions and Disposal of Assets.             44
   7.5 Change Name.                                                   44
   7.6 Guarantee.                                                     44
   7.7 Nature of Business.                                            45
   7.8 Prepayments and Amendments.                                    45
   7.9 Change of Control.                                             45
   7.10 Consignments.                                                 45
   7.11 Distributions.                                                45
   7.12 Accounting Methods.                                           45
   7.13 Investments.                                                  46
   7.14 Transactions with Affiliates.                                 46
   7.15 Inactive Subsidiaries.                                        47
   7.16 Suspension.                                                   47
   7.17 Compensation.                                                 47
   7.18 Use of Proceeds.                                              47
   7.19 Change in Location of Chief Executive Office; Inventory
        and Equipment with Bailees.                                   47
   7.20 No Prohibited Transactions Under ERISA                        47
   7.21 Financial Covenants.                                          48
   7.22 Capital Expenditures.                                         49

8. EVENTS OF DEFAULT.                                                 49

9. FOOTHILL'S RIGHTS AND REMEDIES.                                    51
   9.1 Rights and Remedies.                                           51
   9.2 Remedies Cumulative.                                           53

10. TAXES AND EXPENSES                                                54

11. WAIVERS; INDEMNIFICATION                                          54
    11.1 Demand; Protest; etc.                                        54
    11.2 Foothill's Liability for Collateral.                         54
    11.3 Indemnification.                                             54

12. NOTICES                                                           55

13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.                       56

14. DESTRUCTION OF BORROWER'S DOCUMENTS                               57

15. GENERAL PROVISIONS                                                57
    15.1 Effectiveness.                                               57
    15.2 Successors and Assigns.                                      57
    15.3 Section Headings.                                            58
    15.4 Interpretation.                                              58
    15.5 Severability of Provisions.                                  58
    15.6 Amendments in Writing.                                       58
    15.7 Counterparts; Telefacsimile Execution.                       58
    15.8 Revival and Reinstatement of Obligations.                    58
    15.9 Integration.                                                 59


                             SCHEDULES AND EXHIBITS
                             ----------------------

Schedule E-1   Eligible Inventory Locations
Schedule P-1   Permitted Liens
Schedule 5.8   Subsidiaries
Schedule 5.10  Litigation
Schedule 5.13  ERISA Benefit Plans
Schedule 5.14  Environmental Matters
Schedule 6.12  Location of Inventory and Equipment
Schedule 7.1   Permitted Indebtedness

Exhibit A-1    Form of Acknowledgement Agreement
Exhibit C-1    Form of Compliance Certificate
Exhibit L-1    Form of LIBOR Supplement

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------


     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (THIS "AGREEMENT"), is entered into as of March 1, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 and CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Borrower"), with its chief executive office located at 2101 W. Cypress Creek Road, Fort Lauderdale, Florida 33309

     The  parties  agree  as  follows:

     1.          DEFINITIONS  AND  CONSTRUCTION.

          1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

               "Account  Debtor"  means  any  Person  who  is  or who may become
                ---------------
obligated  under,  with  respect  to,  or  on  account  of,  an  Account.

               "Accounts"  means  all  currently  existing and hereafter arising
                --------
accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or software or the rendition of services by Borrower, or arising out of the sale, license, or lease of goods or software or the rendition of services by a Person other than Borrower and acquired by Borrower from such Person by assignment or purchase, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

               "Acknowledgement  Agreement"  means  that  certain  Amended  and
                --------------------------
Restated Acknowledgement Agreement, dated as of even date herewith, between Borrower and each Subsidiary of Borrower, entered into for the benefit of Foothill, which agreement shall be substantially in the form of Exhibit A-1
                                                                     -----------
attached  hereto.

               "Adjusted  Reference  Rate" means, (i) the Initial Reference Rate
                -------------------------
or, (ii) if Borrower achieves the required minimum EBITDA for the applicable fiscal year end as set forth in the table below (each a "Pricing Benchmark"), from and after the date on which Borrower delivers financial statements to Foothill pursuant to Section 6.3(b) evidencing its achievement of the applicable
                     --------------
Pricing  Benchmark,  then  the  Adjusted  Reference  Rate set forth opposite the applicable Pricing Benchmark set forth in the table below. In the event that Borrower fails to achieve any one or more Pricing Benchmarks, then the Applicable Reference Rate in effect shall remain unchanged. In the event that Borrower achieves any one or more subsequent Pricing Benchmarks, then the applicable Adjusted Interest Rate that Borrower shall be eligible to receive for achievement such subsequent Pricing Benchmarks shall be the applicable Adjusted Reference Rate for the achievement of that Pricing Benchmark plus .25 percentage
                                                             ----
points  for each previous Pricing Benchmark that Borrower has failed to achieve.


Fiscal Year End  Minimum EBITDA    Adjusted Reference Rate
June 30, 1998    $     9,135,000  Reference Rate plus 0.75%
                                  -------------------------
June 30, 1999    $     8,553,000  Reference Rate plus 0.50%
                                  -------------------------
June 30, 2000    $     9,321,000  Reference Rate plus 0.25%
---------------  ---------------  -------------------------


               "Advances"  has  the  meaning  set  forth  in  Section  2.1(a).
                --------                                      ---------------

               "Affiliate"  means,  as  applied  to any Person, any other Person
                ---------
who, directly or indirectly, controls, is controlled by, is under common control with, or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 5% or more of the Stock having ordinary voting power for the election of directors (or comparable managers) or the direct or indirect power to direct the management and policies of a Person.

               "Agreement"  has  the  meaning  set forth in the preamble hereto.
                ---------

               "Annualized Service Revenues" means, with respect to the last day
                ---------------------------
of any fiscal quarter of Borrower, aggregate total revenues of Borrower and its Subsidiaries that are derived from Service Contracts for the four most recent fiscal quarters of Borrower (including such fiscal quarter).

               "Authorized  Person"  means  any  officer  or  other  employee of
                ------------------
Borrower.

               "Availability" means, as of any date of determination, the result
                ------------
(so long as such result is a positive number) of (a) the lesser of the Borrowing Base or the Maximum Revolving Amount, minus (b) the outstanding amount of all
                                         -----
Advances.

               "Average Unused Portion of Maximum Revolving Amount" means, as of
                --------------------------------------------------
any  date  of  determination,  (a)  the  Maximum  Revolving Amount, less (b) the
                                                                    ----
average Daily Balance of Advances that were outstanding during the immediately preceding month.

               "Bankruptcy  Code"  means  the  United States Bankruptcy Code (11
                ----------------
U.S.C.      101  et  seq.),  as  amended,  and  any  successor  statute.
                 -------

               "Benefit  Plan"  means  a  "defined  benefit plan" (as defined in
                -------------
Section 3(35) of ERISA) for which Borrower, any Subsidiary of Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

               "Borrower"  has  the  meaning  set  forth in the preamble to this
                --------
Agreement.

               "Borrower's  Books"  means  all  of  Borrower's books and records
                -----------------
including: ledgers; records indicating, summarizing, or evidencing Borrower's properties or assets (including the Collateral) or liabilities; all information relating to Borrower's or its Subsidiaries' business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

               "Borrowing  Base"  has  the  meaning set forth in Section 2.1(a).
                ---------------                                  --------------

               "Business  Day"  means any day that is not a Saturday, Sunday, or
                -------------
other  day  on  which  national  banks  are  authorized  or  required  to close.

               "Change of Control" shall be deemed to have occurred at such time
                -----------------
as (a) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 20% of the total voting power of all classes of Stock then outstanding of Borrower entitled to vote in the election of directors, or
(b) Borrower shall fail to own free and clear of any Liens of any Person (other than Foothill) and control (without being subject to any voting trust, voting agreement, shareholders agreement, or any other agreement or arrangement limiting or affecting the voting of such stock) at any time not less than 100.0% of the outstanding voting stock of each of Borrower's Subsidiaries reflected as being owned by it as of the Closing Date on Schedule 5.8 hereto, and that such
                                              ------------
outstanding voting stock retains the same percentage of voting control as exists on the Closing Date; provided, however, that anything in the forgoing to the
                         --------  -------
contrary notwithstanding, a Change of Control shall be deemed to have occurred with respect to Borrower's interest in Concurrent Nippon at such time as Borrower shall fail to own free and clear of any Liens of any Person (other than Foothill) and control (without being subject to any voting trust, voting agreement, shareholders agreement, or any other agreement or arrangement limiting or affecting the voting of such stock) at any time not less than 60.0% of the outstanding voting stock of Concurrent Nippon, and that such outstanding voting stock retains the same percentage of voting control as exists on the Closing Date.

               "Closing  Date"  means  the  date on which each of the conditions
                -------------
precedent  in  Section  3.1  of  the  Agreement  is  satisfied.
               ------------

               "Code"  means  the  California  Uniform  Commercial  Code.
                ----

               "Collateral"  means  each  of  the  following:
                ----------

               (a)          the  Accounts,

               (b)          Borrower's  Books,

               (c)          the  Equipment,

               (d)          the  General  Intangibles,

               (e)          the  Inventory,

               (f)          the  Negotiable  Collateral,

               (g) any money, or other assets of Borrower that now or hereafter come into the possession, custody, or control of Foothill, and

               (h) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Borrower's Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

               "Collateral  Access Agreement" means a landlord waiver, mortgagee
                ----------------------------
waiver, bailee letter, or acknowledgement agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Foothill.

               "Collections"  means  all  cash,  checks, notes, instruments, and
                -----------
other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

               "Compliance  Certificate"  means  a  certificate substantially in
                -----------------------
the  form  of  Exhibit  C-1  and  delivered  by  the chief accounting officer of
               ------------
Borrower  to  Foothill.

               "Concurrent  Nippon"  means  Concurrent  Nippon  Corporation,  a
                ------------------
company  organized  under  the  laws  of  Japan.

               "Consolidated  Current  Assets"  means,  as  of  any  date  of
                -----------------------------
determination, the aggregate amount of all current assets of Borrower and its Subsidiaries calculated on a consolidated basis that would, in accordance with GAAP, be classified on a balance sheet as current assets.

               "Consolidated  Current  Liabilities"  means,  as  of  any date of
                ----------------------------------
determination, the aggregate amount of all current liabilities of Borrower and its Subsidiaries calculated on a consolidated basis that would, in accordance with GAAP, be classified on a balance sheet as current liabilities. For purposes of this definition, all Obligations outstanding under this Agreement shall be deemed to be current liabilities without regard to whether they would be deemed to be so under GAAP.

               "Copyright  Security  Agreement"  means  that  certain  security
                ------------------------------
agreement, dated as of June 29, 1995, as such may from time to time thereafter amended, between Borrower and Foothill.

               "Daily Balance" means the amount of an Obligation owed at the end
                -------------
of  a  given  day.

               "deems  itself  insecure"  means  that  the  Person  deems itself
                -----------------------
insecure  in  accordance  with  the  provisions  of  Section  1208  of the Code.

               "Default"  means  an  event, condition, or default that, with the
                -------
giving  of  notice,  the passage of time, or both, would be an Event of Default.

               "Deferred  Revenue"  means  with  respect  to  Annualized Service
                -----------------
Revenues for any period of four fiscal quarters of Borrower, an amount equal to the total amount, if any, of deferred payments or any other deferred amounts receivable with respect to any Service Contracts included in Annualized Service Revenues during such four fiscal quarters.

               "Designated  Account" means account number 1296198683 of Borrower
                -------------------
maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated, in writing and from time to time, by Borrower to Foothill.

               "Designated  Account  Bank"  means  NationsBank,  whose office is
                -------------------------
located at 1401 Elm Street, Dallas, Texas 75202, and whose ABA number is 111-000-625.

               "Dilution"  means,  in each case based upon the experience of the
                --------
immediately prior 12 months, the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising, returns, promotions, credits, or other dilution with respect to the Accounts, by (b) Borrower's Collections (excluding extraordinary items) plus the Dollar amount of clause (a).

               "Dilution  Reserve"  means,  as  of  any date of determination, a
                -----------------
Dollar amount sufficient to reduce Foothill's advance rate against Eligible Accounts by one (1) percentage point for each percentage point by which Dilution is in excess of 6%.

               "Dollars  or  $"  means  United  States  dollars.
                --------------

               "Early  Termination Premium" has the meaning set forth in Section
                --------------------------                               -------
3.6.
---

               "EBITDA"  means,  as  of any date of determination, the aggregate
                ------
net  income of Borrower and its Subsidiaries for the applicable period, plus the
                                                                        ----
aggregate amount of all charges for interest expense, taxes, depreciation and amortization for the applicable period, in each instance calculated on a consolidated basis in accordance with GAAP.

               "Eligible  Accounts"  means those Accounts created by Borrower in
                ------------------
the ordinary course of business, that arise out of Borrower's sale of goods or software, or rendition of services, that strictly comply with each and all of the representations and warranties respecting Accounts made by Borrower to Foothill in the Loan Documents, and that are and at all times continue to be acceptable to Foothill in all respects; provided, however, that standards of
                                            --------  -------
eligibility may be fixed and revised from time to time by Foothill in Foothill's reasonable credit judgment. Eligible Accounts shall not include the following:

               (a) Accounts that the Account Debtor has failed to pay within 90 days of invoice date or Accounts with selling terms of more than 30 days (or, on a case by case basis, up to 60 days with Foothill's prior consent);

               (b) Accounts owed by an Account Debtor or its Affiliates where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above;

               (c) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower;

               (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional; provided, however, that bill and hold Accounts shall not be
              --------   -------
excluded by reason of this clause (d) if they are subject to documentation, in form and substance satisfactory to Foothill, clearly evidencing that the obligation of the Account Debtor is absolute and unconditional notwithstanding the failure of Borrower to deliver the subject goods or software;

               (e) Accounts that are not payable in Dollars or with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Foothill (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Foothill and is directly drawable by Foothill, or (z) the Account is covered by credit insurance in form and amount, and by an insurer, satisfactory to Foothill;

               (f) Accounts, in excess of $1,000,000, with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the satisfaction of Foothill, with the Assignment of Claims Act, 31 U.S.C. 3727), or (ii) any State of the United States (exclusive, however, of Accounts owed by any State that does not have a statutory counterpart to the Assignment of Claims Act);

               (g) Accounts with respect to which the Account Debtor is or may become a creditor of Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Account;

               (h) Accounts with respect to (i) Lockheed Martin Marietta Corp. that exceed 40% of all Eligible Accounts, and (ii) any other Account Debtor whose total obligations owing to Borrower exceed 10% of all Eligible Accounts, in each case to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, accounts owed by the
                                         --------  -------
Boeing Co., Northrop-Grumman Corporation, and other accounts that may be approved from time to time by Foothill may be eligible up to a maximum, per Account Debtor, of 15% of all Eligible Accounts, so long as they are otherwise eligible hereunder;

               (i) Accounts with respect to which the Account Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

               (j) Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

               (k) Accounts with respect to which the goods giving rise to such Account have not been shipped and billed to the Account Debtor, the services giving rise to such Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not represent a final sale;

               (l) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West Virginia (or any other state that requires a creditor to file a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

               (m) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods, software, or services; and

               (n) Accounts in which any Person other than Borrower owns any interest, to the extent of such interest, or in which any Person other than Foothill holds a lien, security interest, or charge.

               "Eligible  Inventory" means Inventory consisting of raw materials
                -------------------
and spare parts held for use in the ordinary course of Borrower's business, that are located at or in-transit between Borrower's premises identified on Schedule
                                                                        --------
E-1,  strictly  comply  with  each and all of the representations and warranties
---
respecting Inventory made by Borrower to Foothill in the Loan Documents, and are and at all times continue to be acceptable to Foothill in all respects; provided, however, that standards of eligibility may be fixed and revised from
           -------
time to time by Foothill in Foothill's reasonable credit judgment. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with Borrower's current and historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if:

               (a) it is used in connection with Borrower's proprietary computer system or that is expected to be returned from customers;

               (b) it is not owned solely by Borrower or Borrower does not have good, valid, and marketable title thereto;

               (c) it is not located at one of the locations set forth on Schedule E-1;
-------------

               (d) it is not located on property owned or leased by Borrower or in a contract warehouse, in each case, subject to a Collateral Access
Agreement executed by the mortgagee, lessor, the warehouseman, or other third party, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;

               (e) it is not subject to a valid and perfected first priority security interest in favor of Foothill;

               (f) it consists of goods returned or rejected by Borrower's customers or goods in transit; and

               (g) it is finished goods, obsolete or slow moving, a restrictive or custom item, work-in-process, packaging and shipping materials, supplies used or consumed in Borrower's business, Inventory subject to a Lien in favor of any third Person, bill and hold goods, returned or defective goods, "seconds," or Inventory acquired on consignment.

Anything contained herein to the contrary notwithstanding, Borrower shall be entitled, from time to time upon reasonable prior notice to Foothill, to amend Schedule E-1 in order to add one or more additional locations to Schedule E-1
 ------------                                                       ------------
that  are  set  forth  on  Schedule  6.12,  so  long  as in connection with such
 -                         --------------
amendment  Borrower  provides to Foothill a landlord waiver, bailee letter, or a
 -
similar acknowledgement agreement of any warehouseman in possession of Inventory, in each case, in form and substance satisfactory to Foothill.

               "Eligible  Raw  Materials  Inventory"  means  Eligible  Inventory
                -----------------------------------
consisting of raw materials. Eligible Raw Materials Inventory shall be valued, on a first in, first out basis, at the lower of Borrower's cost or market value.

               "Eligible  Spare  Parts  Inventory"  means  Eligible  Inventory
                ---------------------------------
consisting of spare parts. Eligible Spare Parts Inventory shall be valued, on a first in, first out basis, at Borrower's net book value.

               "Eligible  Unearned  Service  Accounts" means Accounts created by
                -------------------------------------
Borrower in the ordinary course of business that qualify as Eligible Accounts except for the fact that they arise under Service Contracts and that the right to payment therefor has not yet accrued, provided, however, that only the rights
                                         --------  -------
to payment under such Service Contracts that will accrue within one (1) month from the date of determination shall constitute Eligible Unearned Service Accounts.

               "Environmental  Indemnity"  means  that  certain  environmental
                ------------------------
indemnity, dated as of June 29, 1995, as such may from time to time thereafter amended, executed by Borrower in favor of Foothill.

               "Equipment"  means  all  of  Borrower's  present  and  hereafter
                ---------
acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including, (a) any interest of Borrower in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

               "ERISA"  means  the  Employee  Retirement  Income Security Act of
                -----
1974,  29  U.S.C.    1000  et  seq., amendments thereto, successor statutes, and regulations  or  guidance  promulgated  thereunder.

               "ERISA  Affiliate"  means  (a)  any  corporation subject to ERISA
                ----------------
whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

               "ERISA  Event"  means  (a) a Reportable Event with respect to any
                ------------
Benefit Plan or Multiemployer Plan, (b) the withdrawal of Borrower, any of its Subsidiaries or ERISA Affiliates from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan, (e) any event or condition (i) that provides a basis under Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA, (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower, any of its Subsidiaries or ERISA Affiliates from a Multiemployer Plan, or (g) providing any security to any Plan under Section 401(a)(29) of the IRC by Borrower or its Subsidiaries or any of their ERISA Affiliates.

               "Event  of  Default"  has  the  meaning  set  forth in Section 8.
                ------------------                                    ---------

               "FEIN"  means  Federal  Employer  Identification  Number.
                ----

               "Foothill"  has  the  meaning  set  forth in the preamble to this
                --------
Agreement.

               "Foothill  Account"  has  the  meaning  set forth in Section 2.7.
                -----------------                                   -----------

               "Foothill  Expenses" means all:  reasonable, documented, costs or
                ------------------
expenses (including taxes, and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by Foothill; fees or charges paid or incurred by Foothill in connection with Foothill's transactions with Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits; costs and expenses incurred by Foothill in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill in examining Borrower's Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Foothill's relationship with Borrower or any guarantor; and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or any guarantor of the Obligations), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

               "GAAP"  means  generally  accepted  accounting  principles  as in
                ----
effect  from  time  to  time  in  the  United  States,  consistently  applied.

               "General  Intangibles" means all of Borrower's present and future
                --------------------
general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

               "Governing  Documents"  means  the  certificate  or  articles  of
                --------------------
incorporation, by-laws, or other organizational or governing documents of any Person.

               "Hazardous  Materials"  means  (a) substances that are defined or
                --------------------
listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

               "Inactive  Subsidiaries"  means  those  subsidiaries  of Borrower
                ----------------------
identified  on  Schedule  I-1  attached  hereto.
                -------------

               "Indebtedness"  means:  (a)  all  obligations  of Borrower or any
                ------------
Subsidiary of Borrower for borrowed money, (b) all obligations of Borrower or any Subsidiary of Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower or any Subsidiary of Borrower in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of Borrower or any Subsidiary of Borrower under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of Borrower or any Subsidiary of Borrower, irrespective of whether such obligation or liability is assumed, and (e) any obligation of Borrower or any Subsidiary of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower or any Subsidiary of Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

               "Initial  Reference  Rate"  means a rate equal to 1.25 percentage
                ------------------------
points  above  the  Reference  Rate.

               "Insolvency  Proceeding"  means  any  proceeding  commenced by or
                ----------------------
against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

               "Intangible  Assets"  means,  with  respect  to  any Person, that
                ------------------
portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

               "Inventory"  means  all  present  and  future  inventory in which
                ---------
Borrower has any interest, including goods and software held for sale, license, or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any document of title representing any of the above.

               "Inventory  Reserve"  means  a  reserve  in  an  amount equal to,
                ------------------
without duplication (a) an amount calculated to eliminate overhead allocated to the Eligible Raw Materials Inventory and Eligible Spare Parts Inventory, and (b) the amount of the inventory reserve set forth in Borrower's general ledger and calculated in accordance with its historical practices.

               "Investment Property" means "investment property" as that term is
                -------------------
defined in Section 9115 of the Code (including the shares of stock of domestic subsidiaries of Borrower, exclusive, however, of Borrower's interest in Concurrent Nippon and exclusive, however, of 34% of the stock of each of Borrower's controlled foreign subsidiaries).

               "IRC"  means  the  Internal Revenue Code of 1986, as amended, and
                ---
the  regulations  thereunder.

               "LIBOR  Supplement" means that certain LIBOR Supplement, dated as
                -----------------
of  the  date  hereof,  between Borrower and Foothill, which supplement shall be substantially  in  the  form  of  Exhibit  L-1  attached  hereto.
                                  ------------

               "L/C"  has  the  meaning  set  forth  in  Section  2.2(a).
                ---                                      ---------------

               "L/C  Guaranty"  has  the  meaning  set  forth in Section 2.2(a).
                -------------                                    --------------

               "Letter  of  Credit"  means  an  L/C  or  an L/C Guaranty, as the
                ------------------
context  requires.

               "Letter  of Credit Usage" means the sum of (a) the undrawn amount
                -----------------------
of  outstanding  Letters  of Credit plus (b) the amount of unreimbursed drawings
                                    ----
under  Letters  of  Credit.

               "Lien" means any interest in property securing an obligation owed
                ----
to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

               "Liquidity" means, as of any date of determination, the aggregate
                ---------
amount  of  Borrower's  unrestricted  cash,  cash equivalents, and Availability.

               "Liquidity  Conditions"  means,  as of any date of determination,
                ---------------------
that: (a) Borrower's Liquidity is not less than $2,500,000; and (b) no Event of Default has occurred and is continuing.

               "Loan  Account"  has  the  meaning  set  forth  in  Section 2.10.
                -------------                                      ------------

               "Loan Documents" means this Agreement, the Letters of Credit, the
                --------------
Lockbox Agreements, the Stock Pledge Agreement, the Copyright Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Source Code Escrow Agreement, the Acknowledgement Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement, in each case as such may be amended from time to time.

               "Lockbox  Account"  shall  mean  a depositary account established
                ----------------
pursuant  to  one  of  the  Lockbox  Agreements.

               "Lockbox  Agreements"  means  those  certain  Lockbox  Operating
                -------------------
Procedural Agreements and those certain Depository Account Agreements, in form and substance satisfactory to Foothill, each of which is among Borrower, Foothill, and one of the Lockbox Banks.

               "Lockbox  Banks"  means  Wells  Fargo  Bank  and  Chemical  Bank.
                --------------

               "Lockboxes"  has  the  meaning  set  forth  in  Section  2.7.
                ---------                                      ------------

               "Material  Adverse Change" means (a) a material adverse change in
                ------------------------
the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, (b) the material impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of Foothill to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of Foothill's Liens with respect to the Collateral.

               "Maximum  Revolving  Amount"  means  $8,000,000.
                --------------------------

               "Maximum  Amount"  means  $13,000,000.
                ---------------

               "Multiemployer  Plan" means a "multiemployer plan" (as defined in
                -------------------
Section 4001(a)(3) of ERISA) to which Borrower, any of its Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

               "Negotiable  Collateral"  means  all  of  a  Person's present and
                ----------------------
future letters of credit, notes, drafts, instruments, Investment Property, documents, personal property leases (wherein such Person is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing.

               "Obligations"  means  all  loans,  Advances,  debts,  principal,
                -----------
interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding Letters of Credit, premiums (including Early Termination Premiums), liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrower to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Foothill and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to others that Foothill may have obtained by assignment or otherwise, and further including all interest not paid when due and all Foothill Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

               "Overadvance"  has  the  meaning  set  forth  in  Section  2.5.
                -----------                                      ------------

               "Participant"  means  any  Person  to  which  Foothill has sold a
                -----------
participation  interest  in  its  rights  under  the  Loan  Documents.

               "Patent  Security  Agreement"  means  that  certain  security
                ---------------------------
agreement, dated as of June 29, 1995, as such may be amended from time to time, between Borrower and Foothill.

               "PBGC"  means the Pension Benefit Guaranty Corporation as defined
                ----
in  Title  IV  of  ERISA,  or  any  successor  thereto.

Nippon  Steel  lien  on  all  of  Borrower's  assets  sheduled  on Schedule P-1.
               "Permitted Liens" means (a) Liens held by Foothill, (b) Liens for
                ---------------
unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1 attached hereto, (d)
                                               ------------
(i) the interests of lessors under operating leases, and (ii) purchase money Liens and the interests of lessors under capital leases to the extent that the acquisition or lease of the underlying asset is permitted under Section 7.22 and
                                                                ------------
so long as the Lien only attaches to the asset purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or deposits to secure performance of bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of Borrower, (i) Liens of or resulting from any judgment or award that reasonably could not be expected to result in a Material Adverse Change and as to which the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review has been secured, and (j) with respect to any Real Property, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation of the Collateral by Borrower or the value of Foothill's Lien thereon or therein, or materially interfere with the ordinary conduct of the business of Borrower.

               "Permitted Protest" means the right of Borrower or any Subsidiary
                -----------------
of Borrower to protest any Lien other than any such Lien that secures the Obligations, tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, pro-vided that (a) a reserve with respect to such obligation is established on the books of Borrower or such Subsidiary in an amount that is reasonably satisfactory to Foothill, (b) any such protest is instituted and diligently prosecuted by Borrower or such Subsidiary in good faith, and (c) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Foothill in and to the Collateral.

               "Person"  means  and  includes  natural  persons,  corporations,
                ------
limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

               "Plan"  means  any employee benefit plan, program, or arrangement
                ----
maintained or contributed to by Borrower or with respect to which it may incur liability.

               "Qualified  Transaction" means a sale of all or substantially all
                ----------------------
of the assets of Borrower, a merger wherein Borrower is not the surviving entity, or a sale of all or substantially all of the issued and outstanding capital stock of Borrower.

               "Real  Property"  means any estates or interests in real property
                --------------
now  owned  or  hereafter  acquired  by  Borrower.

               "Reference  Rate" means the variable rate of interest, per annum,
                ---------------
most recently announced by Norwest Bank Minnesota, National Association, or any successor thereto, as its "base rate," irrespective of whether such announced rate is the best rate available from such financial institution.

               "Renewal  Date"  has  the  meaning  set  forth  in  Section  3.4.
                -------------                                      ------------

               "Reportable  Event"  means any of the events described in Section
                -----------------
4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

               "Retiree  Health  Plan"  means an "employee welfare benefit plan"
                ---------------------
within the meaning of Section 3(1) of ERISA that provides benefits to individuals after termination of their employment, other than as required by
Section  601  of  ERISA.

               "Service  Contract"  means  a  contract  relative  to  Borrower's
                -----------------
provision of maintenance (full maintenance, software only, or hardware only), consulting (professional advice, skill enhancement, or training), or repair services.

               "Solvent" means, with respect to any Person on a particular date,
                -------
that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

               "Source  Code  Escrow  Agreement"  means that certain Source Code
                -------------------------------
Escrow Agreement, dated as of September 20, 1995, as such may be amended from time to time, among Borrower, Foothill and a third party escrowholder, in form and substance satisfactory to Foothill.

               "Stock"  means  all  shares,  options,  warrants,  interests,
                -----
participations, or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

               "Stock  Pledge  Agreement"  means  that  certain  Stock  Pledge
                ------------------------
Agreement, dated as of June 29, 1995, as such may be amended from time to time, between Borrower and Foothill.

               "Subsidiary"  of  a  Person  means a corporation, partnership, or
                ----------
other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corpora-tion, partnership, limited liability company, or other entity. The foregoing to the contrary notwithstanding, neither the Inactive Subsidiaries nor Concurrent Nippon shall be "Subsidiaries" for purposes of this Agreement or the other Loan Documents, other than for purposes of financial reporting covenants and financial performance covenants.

               "Tangible  Net Worth" means, as of any date of determination, the
                -------------------
difference of (a) Borrower's total stockholder's equity, prior to the effect of cumulative translation adjustments, minus (b) the sum of: (i) all Intangible
                                       -----
Assets of Borrower, (ii) all of Borrower's prepaid expenses, and (iii) all amounts due to Borrower from Affiliates, in each case calculated on a consolidated basis in accordance with GAAP.

               "Target  EBITDA"  has  the  meaning set forth in Section 2.11(c).
                --------------                                  ---------------

               "Trademark  Security  Agreement"  means  that  certain  security
                ------------------------------
agreement, dated as of June 29, 1995, as such may be amended from time to time, between Borrower and Foothill.

               "Voidable  Transfer"  has  the meaning set forth in Section 15.8.
                ------------------                                 ------------

               "Working  Capital"  means  the result of subtracting Consolidated
                ----------------
Current  Liabilities  from  Consolidated  Current  Assets.

          1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower on a consolidated basis unless the context clearly requires otherwise. If any changes in accounting principles from those used in the preparation of the financial statements referred to in this Agreement are hereafter occasioned by the promulgation of rules, regulations, pronouncements, or opinions of, or required by, the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), or there shall occur any change in Borrower's fiscal periods permitted hereunder and, as a result of any such changes, there shall result a change in the method of calculating any of the financial covenants, negative covenants, standards, or other terms or conditions found in this Agreement, then the parties hereto agree to enter into negotiations in order to amend such provisions and the definition of "GAAP" set forth in Section 1.1 so as to
                                                            -----------
equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of Borrower and its Subsidiaries shall be the same after such changes as if such changes had not been made.

          1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

          1.4 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Foothill. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

          1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

     2.          LOAN  AND  TERMS  OF  PAYMENT.

          2.1          REVOLVING  ADVANCES.

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make revolving advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount, or (ii) the Borrowing Base less the aggregate amount of the
                                                ----
Inventory Reserves. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                    (w) the lower of (i) 80% of the amount of Eligible Accounts, less the amount, if any, of the Dilution Reserve, and (ii) an amount equal to
----
75%  of  Borrower's  domestic  Collections  with  respect  to  Accounts  for the
--
immediately  preceding  90  day  period;  plus

                    (x) the lower of (i) $1,500,000, and (ii) 80% of Eligible Unearned Service Accounts; plus
                              ----

                    (y) the lowest of (i) the sum of (1) the value of Eligible Raw Materials Inventory plus the value of Eligible Spare Parts Inventory less
                           ----                                             ----
the  amount  of the Inventory Reserve, times (2) 25%, (ii) 133% of the amount of
                                       -----
credit  availability  created  by clauses (w) and (x) above, and (iii) $500,000;
                                  -------------------
less

                    (z) the aggregate amount of reserves, if any, established by Foothill under Section 2.1(b).
                                  ---------------

               (b)     Anything  to  the  contrary  in  Section  2.1(a)  above
                                                        ---------------
notwith-standing, Foothill may create reserves against or reduce its advance rates based upon Eligible Accounts or Eligible Inventory without declaring an Event of Default if it determines that there has occurred a Material Adverse Change.

               (c) Foothill shall have no obligation to make Advances hereunder to the extent they would (i) cause the outstanding Advances under this Section to exceed the Maximum Revolving Amount, or (ii) cause the outstanding Obligations to exceed the Maximum Amount.

               (d)     Amounts  borrowed  pursuant  to  this  Section 2.1 may be
                                                              -----------
repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

          2.2          LETTERS  OF  CREDIT.

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to provide a $5,000,000 facility for the issuance of letters of credit for the account of Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by an issuing bank for the account of Borrower. Foothill shall have no obligation to issue a Letter of Credit if any of the following would result:

                    (i) Letter of Credit Usage would exceed the 20% of the amount of Annualized Service Revenues less Deferred Revenue; or
                                           ----

                    (ii) the aggregate amount of all undrawn or unreimbursed Letters of Credit would exceed $5,000,000; or

                    (iii) the outstanding Obligations would exceed the Maximum Amount.

Borrower expressly understands and agrees that Foothill shall have no obligation to arrange for the issuance by issuing banks of the letters of credit that are to  be  the  subject  of  L/C Guarantees.  Borrower and Foothill acknowledge and agree that certain of the letters of credit that are to be the subject of L/C Guarantees may be outstanding on the Closing Date. Each Letter of Credit shall have an expiry date no later than 60 days prior to the date on which this Agreement is scheduled to terminate under Section 3.4 (without regard to any
                                              -----------
potential  renewal  term)  and  all  such Letters of Credit shall be in form and substance acceptable to Foothill in its sole discretion. If Foothill is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such amount to Foothill and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6.
                                 ------------

               (b) Borrower hereby agrees to indemnify, save, defend, and hold Foothill harmless from any loss, cost, expense, or liability, including payments made by Foothill, expenses, and reasonable attorneys fees incurred by Foothill arising out of or in connection with any Letter of Credit. Borrower agrees to be bound by the issuing bank's regulations and interpretations of any Letters of Credit guarantied by Foothill and opened to or for Borrower's account or by Foothill's interpretations of any L/C issued by Foothill to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that Foothill shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Guarantees may require Foothill to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify, save, defend, and hold Foothill harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by Foothill under any L/C Guaranty as a result of Foothill's indemnification of any such issuing bank.

               (c) Borrower hereby authorizes and directs any bank that issues a letter of credit guaranteed by Foothill to deliver to Foothill all instruments, documents, and other writings and property received by the issuing bank pursuant to such letter of credit, and to accept and rely upon Foothill's instructions and agreements with respect to all matters arising in connection with such letter of credit and the related application. Borrower may or may not be the "applicant" or "account party" with respect to such letter of credit.

               (d) Any and all charges, commissions, fees, and costs incurred by Foothill relating to the letters of credit guaranteed by Foothill shall be considered Foothill Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Foothill.

               (e) Immediately upon the termination of this Agreement, Borrower agrees to either (i) provide cash collateral to be held by Foothill in an amount equal to 105% of the maximum amount of Foothill's obligations under Letters of Credit, or (ii) cause to be delivered to Foothill releases of all of Foothill's obligations under outstanding Letters of Credit. At Foothill's discretion, any proceeds of Collateral received by Foothill after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this Section 2.2(e).
                                ---------------

               (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or Foothill with any direction, request, or requirement (irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                    (1) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letters of Credit issued hereunder, or

                    (2) there shall be imposed on the issuing bank or Foothill any other condition regarding any letter of credit, or Letter of Credit, as applicable, issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the issuing bank or Foothill of issuing, making, guaranteeing, or maintaining any letter of credit, or Letter of Credit, as applicable, or to reduce the amount receivable in respect thereof by such issuing bank or Foothill, then, and in any such case, Foothill may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as the issuing bank or Foothill may specify to be necessary to compensate the issuing bank or Foothill for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate set forth in
Section  2.6(a)(i)  or  (c)(i), as applicable.  The determination by the issuing
 -----------------------------
bank or Foothill, as the case may be, of any amount due pursuant to this Section
 -                                                                       -------
2.2(f),  as  set forth in a certificate setting forth the calculation thereof in
------
reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

          2.3          [INTENTIONALLY  OMITTED]

          2.4          [INTENTIONALLY  OMITTED]

          2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Foothill pursuant to Section 2.1 and 2.2 is
                                                          -------------------
greater  than  either  the Dollar or percentage limitations set forth in Section
                                                                         -------
2.1  and  2.2 (an "Overadvance"), Borrower immediately shall pay to Foothill, in
-------------
cash, the amount of such excess to be used by Foothill to repay Advances outstanding under Section 2.1, and, thereafter, to be held by Foothill as cash
                    -----------
collateral to secure Borrower's obligation to repay Foothill for all amounts paid pursuant to Letters of Credit.

          2.6 INTEREST AND LETTER OF CREDIT FEES: RATES, PAYMENTS, AND CALCULATIONS.

               (a)          Interest  Rate.

                    (i)     Reference  Rate.  Except  as  provided in clause (c)
                            ---------------
below, all Obligations (except for undrawn Letters of Credit) shall bear interest at a per annum rate equal to the Adjusted Reference Rate.

                    (ii)     LIBOR Rate.  With respect to all Obligations and in
                             ----------
lieu of having interest charged at the Adjusted Reference Rate, Borrower shall have the "LIBOR Option", as defined in, and subject to the terms and conditions of, the LIBOR Supplement, which by this reference hereby is incorporated herein in full and made a part hereof.

               (b) Letter of Credit Fee. Borrower shall pay Foothill a fee (in addition to the charges, commissions, fees, and costs set forth in Section
                                                                         -------
2.2(d))  equal  to  1.50%  per  annum  times the aggregate undrawn amount of all
------
outstanding  Letters  of  Credit.

               (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default, (i) all Obligations (except for undrawn
Letters of Credit) shall bear interest at a per annum rate equal to 5.00 percentage points above (1) the Adjusted Reference Rate, or (2) in the case of any "LIBOR Rate Loan" (as defined in the LIBOR Supplement), the then extant "Adjusted LIBOR Rate" (as defined in the LIBOR Supplement), and (ii) the Letter of Credit fee provided in Section 2.6(b) shall be increased to 6.5% per annum
                             --------------
times the amount of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

               (d) Minimum Interest. In no event shall the rate of interest chargeable hereunder for any day be less than 7.00% per annum. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate. To the extent that interest accrued hereunder at the rate set forth herein (including the minimum interest rate) would yield less than the foregoing minimum amount, the interest rate chargeable hereunder for the period in question automatically shall be deemed increased to that rate that would result in the minimum amount of interest being accrued and payable hereunder.

               (e) Payments. Interest and Letter of Credit fees payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Borrower hereby authorizes Foothill, at its option, without prior notice to Borrower, to charge such interest and Letter of Credit fees, all Foothill Expenses (as and when incurred), the fees and charges provided for in Section 2.11 (as and when accrued or incurred), and all
                   -------------
installments or other payments due under any Loan Document to Borrower's Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

               (f) Computation. The Reference Rate as of the date of this Agreement is 8.50% per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

               (g) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Foothill, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein
                              --------  -------
to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as
                                                                   ---- -----
of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

          2.7 COLLECTION OF ACCOUNTS. Borrower shall at all times maintain lockboxes (the "Lockboxes") and, immediately after the Closing Date, shall instruct all Account Debtors with respect to the Accounts, General Intangibles, and Negotiable Collateral of Borrower to remit all Collections in respect
                                                      ---
thereof to such Lockboxes. Borrower, Foothill, and the Lockbox Banks shall enter into the Lockbox Agreements, which among other things shall provide for the opening of a Lockbox Account for the deposit of Collections at a Lockbox Bank. Borrower agrees that all Collections and other amounts received by Borrower from any Account Debtor or any other source immediately upon receipt shall be deposited into a Lockbox Account. No Lockbox Agreement or arrangement contemplated thereby shall be modified by Borrower without the prior written consent of Foothill. Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts received in each Lockbox Account shall be wired each Business Day into an account (the "Foothill Account") maintained by Foothill at a depositary selected by Foothill.

          2.8 CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. The receipt of any Collections by Foothill (whether from transfers to Foothill by the Lockbox Banks pursuant to the Lockbox Agreements or otherwise) immediately shall be applied provisionally to reduce the Obligations outstanding under Section
                                                                         -------
2.1,  but  shall  not  be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Foothill Account or unless and until such Collection item is honored when presented for payment. From and after the Closing Date, Foothill shall be entitled to charge Borrower for 2 Business Days of `clearance' or `float' at the rate set forth in Section 2.6(a)(i) or Section 2.6(c)(i), as applicable, on all
                   -----------------    -----------------
Collections that are received by Foothill (regardless of whether forwarded by the Lockbox Banks to Foothill, whether provisionally applied to reduce the Obligations under Section 2.1, or otherwise). This across-the-board 2 Business
                   -----------
Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's financing of Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Foothill, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging 2 Business Days of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Foothill only if it is received into the Foothill Account on a Business Day on or before 11:00 a.m. California time. If any Collection item is received into the Foothill Account on a non-Business Day or after 11:00 a.m. California time on a Business Day, it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

          2.9 DESIGNATED ACCOUNT. Foothill is authorized to make the Advances and the Letters of Credit under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(e). Borrower agrees to
                                             --------------
establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrower, any Advance requested by Borrower and made by Foothill hereunder shall be made to the Designated Account.

          2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Foothill shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances made by Foothill to Borrower or for Borrower's account, including, accrued interest, Foothill Expenses, and any other payment Obligations of Borrower. In accordance with Section 2.8, the Loan Account will be credited with all payments received
      ------------
by Foothill from Borrower or for Borrower's account, including all amounts received in the Foothill Account from any Lockbox Bank. Foothill shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Foothill unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Foothill written objection thereto describing the error or errors contained in any such statements.

          2.11          FEES. Borrower shall pay to Foothill the following fees:

               (a) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to 0.25% per annum times the Average Unused Portion of the Maximum Revolving Amount.

               (b)     Financial Examination, Appraisal, and Documentation Fees;

                    (i) Foothill's customary fee of $650 per day per examiner, plus out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrower performed by personnel employed by Foothill plus all actual charges paid or incurred by Foothill if it elects to
          ----
employ the services of one or more third Persons to perform such audits of Borrower; provided, however, that so long as no Event of Default has occurred
           --------   -------
and is continuing, Foothill's audit fees and charges shall not exceed $20,000 in the aggregate in each fiscal year of Borrower during which this Agreement remains in effect;

                    (ii) Foothill's customary appraisal fee of $1,500 per day per appraiser, plus out-of-pocket expenses for each appraisal of the Collateral performed by personnel employed by Foothill plus all actual charges
                                                         ----
paid or incurred by Foothill if it elects to employ the services of one or more third Persons to perform such appraisals of the Collateral; provided, however,
                                                              --------  -------
that so long as no Event of Default has occurred and is continuing, Foothill's appraisal fees and charges shall not exceed $20,000 in the aggregate in each fiscal year of Borrower during which this Agreement remains in effect; and

               (c) Servicing Fee. On the first day of each month during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a servicing fee in an amount equal to $5,000; provided, however,
                                                              --------  -------
that in the event that Borrower shall achieve EBITDA in an amount equal to or greater than $9,135,000 for Borrower's fiscal year ended June 30, 1998, (the "Target EBITDA") then the servicing fee shall be reduced to an amount equal to $2,000 for each month during the remaining term of this Agreement from and after the date on which Borrower delivers financial statements to Foothill pursuant to
Section  6.3(b)  evidencing  its  achievement  of  the  Target  EBITDA.
---------------

     3.          CONDITIONS;  TERM  OF  AGREEMENT.

          3.1 CONDITIONS PRECEDENT TO THE INITIAL ADVANCE AND LETTER OF CREDIT. The obligation of Foothill to make the initial Advance or to issue the initial Letter of Credit is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing Date:

               (a)     the Closing Date shall occur on or before March 31, 1998;

               (b) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    i)          the  Acknowledgement  Agreement;  and

                    ii)         the  LIBOR  Supplement;

               (c) Foothill shall have received a certificate from the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute the same;

               (d) Foothill shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

               (e) Foothill shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

               (f) Foothill shall have received certificates of status with respect to Borrower, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower is in good standing in such jurisdictions;

               (g) Foothill shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.10, the
                                                               ------------
form  and  substance of which shall be satisfactory to Foothill and its counsel;

               (h) Foothill shall have received such Collateral Access Agreements from lessors, warehousemen, bailees, and other third persons as Foothill may require;

               (i) Foothill shall have received an opinion of Borrower's counsel in form and substance satisfactory to Foothill in its sole discretion;

               (j) Foothill shall have received satisfactory evidence that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest; and

               (k) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          3.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF CREDIT. The following shall be conditions precedent to all Advances and all Letters of Credit hereunder:

               (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such represen-ta-tions and warranties relate solely to an earlier date);

               (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and

               (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

          3.3 CONDITION SUBSEQUENT. As a condition subsequent to initial closing hereunder, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

               (a) within 30 days of the Closing Date, deliver to Foothill the certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.10, the form and substance of
                                         ------------
which  shall  be  satisfactory  to  Foothill  and  its  counsel.

          3.4 TERM; AUTOMATIC RENEWAL. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the August 1, 2000 (the "Renewal Date") and automatically shall be renewed for successive 1 year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any subsequent anniversary of the Renewal Date by giving the other party at least 90 days prior written notice. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

          3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated. If Borrower has sent a notice of termination pursuant to the provisions of Section 3.4, but fails to pay the
                                               -----------
Obligations in full on the date set forth in said notice, then Foothill may, but shall not be required to, renew this Agreement for an additional term of 1 year.

          3.6     EARLY  TERMINATION BY BORROWER.  The provisions of Section 3.4
                                                                     -----------
that allow termination of this Agreement by Borrower only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrower has the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including an amount equal to 105% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to (a) $200,000 during period from the Closing Date through June 30, 1998, (b) $85,000 during period from July 1, 1998 through June 30, 1999, and (c) $0 thereafter. The foregoing notwithstanding, in the event Borrower terminates this Agreement in connection with the consummation of a Qualified Transaction, the Early Termination Premium payable shall be equal to 1/2 of the applicable amount otherwise payable hereunder.

          3.7     TERMINATION  UPON  EVENT  OF  DEFAULT.  If Foothill terminates this Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof, Borrower shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Early Termination Premium provided for in this Section 3.7 shall
                                                               -----------
be  deemed  included  in  the  Obligations.

     4.          CREATION  OF  SECURITY  INTEREST.

          4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants to Foothill a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Foothill's security interests in the Collateral shall attach to all Collateral without further act on the part of Foothill or Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for the sale of Inventory to buyers in the ordinary course of business, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral.

          4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower, immediately upon the request of Foothill, shall endorse and deliver physical possession of such Negotiable Collateral to Foothill.

          4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, Foothill or Foothill's designee may (a) notify customers or Account Debtors of Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to the Loan Account. Borrower agrees that it will hold in trust for Foothill, as Foothill's trustee, any Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by Borrower.

          4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Foothill, Borrower shall execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Foothill reasonably may request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

          4.5 POWER OF ATTORNEY. Borrower hereby irrevocably makes, constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of Borrower on any of
                                -----------
the documents described in Section 4.4, (b) at any time that an Event of Default
                           -----------
has occurred and is continuing or Foothill deems itself insecure, sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse Borrower's name on any Collection item that may come into Foothill's possession, (e) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Foothill, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower, (f) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary. The appointment of Foothill as Borrower's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit hereunder is terminated.

          4.6 RIGHT TO INSPECT. (a) prior to the time that an Event of Default has occurred and is continuing or Foothill deems itself insecure with respect to Foothill's good faith belief or suspicion that Borrower has engaged in defalcation, intentional misrepresentation, or other fraud, Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter during normal business hours to inspect Borrower's Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral; and (b) after the time that an Event of Default has occurred and is continuing or Foothill deems itself insecure with respect to Foothill's good faith belief or suspicion that Borrower has engaged in defalcation, intentional misrepresentation, or other fraud, Foothill (through any of its officers, employees, or agents) shall have the right, from time to time thereafter and at any time or times determined by Foothill in its sole and absolute discretion, to inspect Borrower's Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     5.          REPRESENTATIONS  AND  WARRANTIES.

          In order to induce Foothill to enter into this Agreement, Borrower makes the following representations and warranties which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance and each Letter of Credit made thereafter, as though made on and as of the date of such Advance or Letter of Credit (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

          5.1 NO ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens.

          5.2 ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing obligations created by the sale or license and delivery of Inventory or software or the rendition of services to Account Debtors in the ordinary course of Borrower's business, unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation; provided,
                                                                       --------
however,  that  in  the  case of Eligible Unearned Service Accounts the right to
-------
payment therefor has not yet accrued. The property giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate shipment to and unconditional acceptance by the Account Debtor. Borrower has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any Account Debtor regarding any Eligible Account.

          5.3 ELIGIBLE INVENTORY. All Eligible Inventory is of good and merchantable quality, free from defects.

          5.4 EQUIPMENT. All of the Equip-ment is used or held for use in Borrower's busi-ness and is fit for such purposes.

          5.5 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Foothill's prior written consent) and are located only at the locations identified on Schedule 6.12 or otherwise permitted by Section 6.12.
                --------------                                -------------

          5.6 INVENTORY RECORDS. Borrower keeps correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's cost therefor.

          5.7 LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 04-2735766.

          5.8          DUE  ORGANIZATION  AND  QUALIFICATION;  SUBSIDIARIES.

               (a) Borrower and each Subsidiary is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified reasonably could be expected to have a Material Adverse Change.

               (b)     Set  forth  on  Schedule  5.8, is a complete and accurate
                                       -------------
list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their incorporation; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding Stock of each such Subsidiary, none of which stock has been classified as preferred stock, has been validly issued and is fully paid and non-assessable.

               (c)     Except  as  set  forth  on Schedule 5.8, no Stock (or any
                                                  ------------
securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for Stock) of any direct or indirect Subsidiary of Borrower is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto.

          5.9          DUE  AUTHORIZATION;  NO  CONFLICT.

               (a) The execution, delivery, and performance by Borrower and its Subsidiaries of this Agreement and the Loan Documents to which they are a party have been duly authorized by all necessary corporate action.

               (b) The execution, delivery, and performance by Borrower and its Subsidiaries of this Agreement and the Loan Documents to which they are a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Borrower or any such Subsidiary, the Governing Documents of Borrower or any such Subsidiary, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower or any such Subsidiary, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of Borrower or any such Subsidiary, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower or any such Subsidiary, other than Permitted Liens, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Borrower or any such Subsidiary.

               (c) Other than the filing of appropriate financing statements, fixture filings, and mortgages, the execution, delivery, and performance by Borrower and its Subsidiaries of this Agreement and the Loan Documents to which they are a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person.

               (d) This Agreement and the Loan Documents to which Borrower and its Subsidiaries are a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower and its Subsidiaries will be the legally valid and binding obligations of Borrower and its Subsidiaries party thereto, enforceable against Borrower and its Subsidiaries as applicable in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganiza-tion, moratorium, or similar laws relating to or limiting creditors' rights generally.

               (e) The Liens granted by Borrower and any of its Subsidiaries to Foothill in and to its properties and assets pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

          5.10 LITIGATION. There are no actions or proceedings pending by or against Borrower or its Subsidiaries before any court or administrative agency  and  Borrower  does  not  have  knowledge  or  belief  of  any  pending, threatened,  or  imminent  litigation,  governmental  investigations, or claims, complaints, actions, or prosecutions involving Borrower, its Subsidiaries, or any guarantor of the Obligations, except for: (a) ongoing collection matters in which Borrower or its Subsidiaries are the plaintiffs; (b) matters disclosed on
Schedule  5.10;  and  (c) matters arising after the date hereof that, if decided
--------------
adversely to Borrower or its Subsidiaries, reasonably could not be expected to result in a Material Adverse Change.

          5.11 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Borrower or any guarantor of the Obligations that have been delivered by Borrower to Foothill have been prepared in accordance with GAAP
(except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower (or such guarantor, as applicable) since the date of the latest financial statements submitted to Foothill on or before the Closing Date.

          5.12 SOLVENCY. Borrower and each Subsidiary of Borrower is Solvent. No transfer of property is being made by Borrower or any Subsidiary of Borrower and no obligation is being incurred by Borrower or any Subsidiary of Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or any Subsidiary of Borrower.

          5.13 EMPLOYEE BENEFITS. None of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan, other than those listed on Schedule 5.13. Borrower, each of its
                                           -------------
Subsidiaries and each ERISA Affiliate have satisfied the minimum funding standards of ERISA and the IRC with respect to each Benefit Plan to which it is obligated to contribute. No ERISA Event has occurred nor has any other event occurred that may result in an ERISA Event that reasonably could be expected to result in a Material Adverse Change. None of Borrower or its Subsidiaries, any ERISA Affiliate, or any fiduciary of any Plan is subject to any direct or indirect liability with respect to any Plan under any applicable law, treaty, rule, regulation, or agreement. None of Borrower or its Subsidiaries or any ERISA Affiliate is required to provide security to any Plan under Section 401(a)(29) of the IRC.

          5.14     ENVIRONMENTAL  CONDITION.  Except  as  set  forth on Schedule
                                                                        --------
5.14, none of Borrower's properties or assets has ever been used by Borrower or,
----
to the best of Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials. None of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, or a candidate for closure pursuant to any environmental protection statute. No Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by Borrower. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

          5.15 BROKERAGE FEES. No brokerage commission or finders fees has or shall be incurred or payable in connection with or as a result of Borrower's obtaining financing from Foothill under this Agreement, and neither Borrower or any Subsidiary of Borrower has utilized the services of any broker or finder in connection with Borrower's obtaining financing from Foothill under this Agreement.

     6.          AFFIRMATIVE  COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, and unless Foothill shall otherwise consent in writing, Borrower shall do all of the following, and shall cause each of its Subsidiaries, as applicable, to all of the following:

          6.1 ACCOUNTING SYSTEM. Maintain a standard and modern system of accounting that enables Borrower and each of its Subsidiaries to produce financial statements in accordance with GAAP, and maintain records pertaining to the Collateral that contain information as from time to time may be requested by Foothill. Borrower also shall keep, and shall cause each of its Subsidiaries to keep, a modern inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

          6.2 COLLATERAL REPORTING. Provide Foothill with the following documents at the fol-lowing times in form satisfactory to Foothill: (a) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, (i) a detailed calculation of the Borrowing Base, and (ii) a detailed aging, by total, of the Accounts, (iii) a summary aging, by vendor, of Borrower's accounts payable and any book overdraft, and
(iv) Inventory reports specifying Borrower's cost and the wholesale market value of its Inventory by category; (b) upon request, copies of invoices in connection with the Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Accounts and for Inventory and Equipment acquired by Borrower, purchase orders and invoices; (c) upon request, a detailed list of Borrower's customers; and (d) such other (including any additional) reports as to the Collateral or the financial condition of Borrower as Foothill may request from time to time. On Foothill's request, original sales or licensing invoices evidencing daily sales or licenses shall be mailed by Borrower to each Account Debtor with at Foothill's request, a copy to Foothill, and, at Foothill's direction, at any time an Event of Default has occurred and is continuing or Foothill deems itself insecure, the invoices shall indicate on their face that the Account has been assigned to Foothill and that all payments are to be made directly to Foothill.

          6.3     FINANCIAL  STATEMENTS,  REPORTS,  CERTIFICATES.  Deliver  to
Foothill: (a) as soon as available, but in any event within 50 days after the end of each quarter during each of Borrower's fiscal years, a company prepared balance sheet, income statement, and statement of cash flow covering Borrower's operations during such period; and (b) as soon as available, but in any event within 100 days after the end of each of Borrower's fiscal years, financial statements of Borrower for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants do not have knowledge of the existence of any Default or Event of Default. Such audited financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow and, if prepared, such accountants' letter to management. If Borrower is a parent company of one or more Subsidiaries, or Affiliates, or is a Subsidiary or Affiliate of another company, then, in addition to the financial statements referred to above, Borrower agrees to deliver financial statements prepared on a consolidating basis so as to present Borrower and each such related entity separately, and on a consolidated basis.

               Together with the above, Borrower also shall deliver to Foothill Borrower's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Borrower with the Securities and Exchange Commission, if any, as soon as the same are filed, or any other information that is provided by Borrower to its shareholders, and any other report reasonably requested by Foothill relating to the financial condition of Borrower.

               Each quarter and year-end, together with the financial statements provided pursuant to Section 6.3(a) and 6.3(b), Borrower shall deliver to
                        ----------------------------
Foothill (a) a certificate signed by its chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present the financial condition of Borrower, (ii) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such represen-ta-tions and warranties relate solely to an earlier date), (b) a Compliance Certificate demonstrating in reasonable detail compliance at the end of such period with the applicable financial covenants contained in Section 7.21, and (c) on the date of
                                            ------------
delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of subclauses (a)(i), (ii), or (iii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto).

               Borrower shall have issued written instructions to its independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning Borrower that Foothill may request. Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at Borrower's expense, copies of Borrower's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill any information they may have regarding Borrower's business affairs and financial conditions.

          6.4 TAX RETURNS. Deliver to Foothill copies of each of Borrower's future federal income tax returns, and any amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

          6.5 DESIGNATION OF INVENTORY. Borrower shall execute and deliver to Foothill, no later than the tenth (10th) day of each month during the term of this Agreement, a designation of Inventory specifying Borrower's net book value of Eligible Spare Parts Inventory, the lesser of Borrower's cost and market value of Borrower's Eligible Raw Materials Inventory, and the lesser of the cost and market value of all remaining Inventory, specifying which Inventory is proprietary and which is open-system, and further specifying such other information as Foothill may reasonably request.

          6.6 RETURNS. Cause returns and allowances, if any, as between Borrower and its Account Debtors to be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Borrower accepts such return, issue a credit memorandum (with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Foothill consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor. With such regularity as Foothill may require, but not less frequently than weekly, Borrower shall notify Foothill of all returns and recoveries and of all disputes and claims.

          6.7 TITLE TO EQUIPMENT. Upon Foothill's request, Borrower immediately shall deliver to Foothill, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Equipment.

          6.8 MAINTENANCE OF EQUIPMENT. Maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures on the Closing Date, Borrower shall not permit any item of Equipment to become a fixture to real estate or an accession to other property, and such Equipment shall at all times remain personal property.

          6.9 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower and its Subsidiaries or any of their property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower and its Subsidiaries shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Borrower and its Subsidiaries shall make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that Borrower and its Subsidiaries have made such payments or deposits.

          6.10          INSURANCE.

               (a) At its expense, keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to Borrower's ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. All insurance required herein shall be written by companies which are authorized to do insurance business in the State of California. All hazard insurance and such other insurance as Foothill shall specify, shall contain a California Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Foothill, showing Foothill as sole loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this
Section  6.10  shall contain an agreement by the insurer that it will not cancel
-------------
such policy except after 10 days prior written notice to Foothill and that any loss payable thereunder shall be payable notwithstanding any act or negligence of Borrower or Foothill which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of any Real Property for purposes more hazardous than permitted by the terms of such policy, or (ii) any change in title or ownership of any Real Property. Borrower shall deliver to Foothill certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

               (c) Original policies or certificates thereof satisfactory to Foothill evidencing such insurance shall be delivered to Foothill at least 30 days prior to the expiration of the existing or preceding policies. Borrower shall give Foothill notice within 5 business days of any loss covered by such insurance in an amount in excess of $250,000. Borrower diligently shall file and prosecute its claim or claims for any awards, payments, or other recoveries in connection with any such loss covered by the insurance policies mentioned above. Any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall promptly be paid over to Foothill by the applicable insurer or, in the event that any such payment is received by Borrower, Borrower shall promptly pay any such monies over to Foothill, to be applied at the option of Foothill either to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect, or shall be disbursed to Borrower under stage payment terms satisfactory to Foothill for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, (i) Foothill shall have the exclusive right to adjust any and all losses payable under any such insurance policies without any liability to Borrower whatsoever in respect of such adjustments, and (ii) Foothill shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Foothill shall determine.

               (d) Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.10, unless Foothill is included thereon as named insured
             -------------
with the loss payable to Foothill under a standard California 438BFU (NS) Mortgagee endorsement, or its local equivalent. Borrower immediately shall notify Foothill whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Foothill.

          6.11 NO SETOFFS OR COUNTERCLAIMS. Make payments hereunder and under the other Loan Documents by or on behalf of Borrower without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

          6.12 LOCATION OF INVENTORY AND EQUIPMENT. Keep the Inventory and Equipment only at the locations identified on Schedule 6.12; provided, however,
                                               -------------  --------  -------
that  Borrower  may  amend  Schedule  6.12  so  long as such amendment occurs by
                            --------------
written notice to Foothill not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests in such assets and also provides to Foothill a Collateral Access Agreement.

          6.13 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

          6.14          EMPLOYEE  BENEFITS.

               (a)     Cause to be delivered to Foothill, each of the following:
(i) promptly, and in any event within 10 Business Days after Borrower or any of its Subsidiaries knows or has reason to know that an ERISA Event has occurred that reasonably could be expected to result in a Material Adverse Change, a written statement of the chief financial officer of Borrower describing such ERISA Event and any action that is being taking with respect thereto by Borrower, any such Subsidiary or ERISA Affiliate, and any action taken or threatened by the IRS, Department of Labor, or PBGC. Borrower or such Subsidiary, as applicable, shall be deemed to know all facts known by the administrator of any Benefit Plan of which it is the plan sponsor, (ii) promptly, and in any event within 3 Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate with respect to such request, and
(iii) promptly, and in any event within 3 Business Days after receipt by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate, of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice.

               (b) Cause to be delivered to Foothill, upon Foothill's request, each of the following: (i) a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of Borrower or its Subsidiaries; (ii) the most recent determination letter issued by the IRS with respect to each Benefit Plan; (iii) for the three most recent plan years, annual reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (iv) all actuarial reports prepared for the last three plan years for each Benefit Plan; (v) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi) any information that has been provided to Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of Borrower or its Subsidiaries under any Retiree Health Plan.

          6.15 LEASES. Pay when due all rents and other amounts payable under any leases to which Borrower is a party or by which Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest. To the extent that Borrower fails timely to make payment of such rents and other amounts payable when due under its leases, Foothill shall be entitled, in its discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base.

          6.16 REPATRIATION OF FOREIGN EARNINGS AND PROFITS. Borrower shall continue at all times after the Closing Date to cause its foreign Subsidiaries to repatriate their surplus earnings and profits to Borrower in a manner consistent with the historical practices of Borrower and its Subsidiaries prior to the Closing Date.

          6.17 BROKERAGE COMMISSIONS. Pay any and all brokerage commission or finders fees incurred by in connection with or as a result of Borrower's obtaining financing from Foothill under this Agreement.

          6.18 SUBSIDIARY FINANCING. If and to the extent that during the term of this Agreement, any letters of credit, alternative financing, or guaranties are required in connection with the Indebtedness of Concurrent Nippon owing to Sumitomo Bank, Ltd., Mitsubishi Bank, Ltd., and Industrial Bank of Japan, then, Borrower shall obtain such letters of credit, alternative financing, or guaranties in lieu thereof, in each case in accordance with Sections 7.1 and 7.6 hereof; such alternative financing or guaranties to be in
----------------------
form  and  amount  satisfactory  to  Foothill  in  its  sole  discretion.

     7.          NEGATIVE  COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not do any of the following, and will not permit any of its Subsidiaries to do any of the following, without Foothill's prior written consent:

          7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

               (a) Indebtedness evidenced by this Agreement, together with Indebtedness to issuers of letters of credit that are the subject of L/C Guarantees;

               (b)     Indebtedness  set  forth  in  Schedule  7.1  other  than
                                                     -------------
Indebtedness of foreign Subsidiaries of Borrower with respect to overdraft lines, factoring arrangements, and similar short-term working capital credit facilities of such foreign Subsidiaries of Borrower (which Indebtedness is intended to be provided for under Section 7.1(d));
                                        ---------------

               (c)          Indebtedness  secured  by  Permitted  Liens;  and

               (d) Indebtedness of foreign Subsidiaries of Borrower with respect to overdraft lines, factoring arrangements, and similar short-term working capital credit facilities of such foreign Subsidiaries of Borrower; provided, however, that the aggregate amount of all such Indebtedness together
--------   -------
with  the  amount  of all guarantees issued and outstanding under Section 7.6(a)
                                                                  --------------
shall  not  exceed,  at  any  one  time,  $2,500,000;

               (e)          guaranties  permitted  under  Section  7.6  hereof;
                                                          ------------

               (f) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b), (c), and (d) of this Section 7.1 (and continuance
                                                    -----------
or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrower,
(ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing
Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness.

          7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under
Section  7.1(f)  and so long as the replacement Liens only encumber those assets
---------------
or  property  that  secured  the  original  Indebtedness).

          7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

          7.4 EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS. Sell, lease, assign, transfer, or otherwise dispose of any of Borrower's or its Subsidiaries properties or assets other than sales of Inventory to buyers in the ordinary course of Borrower's or its Subsidiaries business as currently conducted. After the Closing Date, Borrower and its Subsidiaries shall not enter into any contract, lease, license, or agreement (other than product agreements containing general restrictions on assignment that do not specifically prohibit the creation of security interests by Borrower or its Subsidiaries in their rights to payment, if any, thereunder), or any modification or amendment of any contract, lease, license, or agreement, that prohibits Borrower or its Subsidiaries from pledging, assigning, or encumbering their rights under such contract, lease, license, or agreement.

          7.5 CHANGE NAME. Change Borrower's name, FEIN, corporate structure (within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name; provided, however, that if (a) Borrower has given
                               --------  -------
at lease 30 days prior notice of any such change, and (b) Foothill, in its reasonable credit judgement, could not reasonably be expected any such change to result in a Material Adverse Change, then Foothill shall not unreasonably withhold its consent to any such change.

          7.6 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Foothill. The foregoing notwithstanding, (a) Borrower may guarantee the Indebtedness of its foreign Subsidiaries with respect to overdraft lines, factoring arrangements, and similar short-term working capital credit facilities of such foreign Subsidiaries of Borrower; provided,
                                                                       --------
however,  that  the  aggregate  amount  of all such guaranties together with the
-------
amount of all Indebtedness outstanding under Section 7.1(d) shall not exceed, at
                                             --------------
any one time, $2,500,000, (b) Borrower may guarantee the Indebtedness of one or more joint ventures as to which it is a venturer so long as such joint ventures are formed for the purpose of the same business as Borrower or businesses reasonably incidental thereto; provided, however, that the aggregate amount of
                                 --------  -------
all  such  guarantees  and  all investments (as described in Section 7.13(a)) in
                                                             ---------------
such joint ventures during the term of this Agreement shall not exceed One Million Dollars ($1,000,000), and (c) so long as the Liquidity Conditions are satisfied after giving effect to each such proposed guaranty, Borrower may guaranty the Indebtedness of Concurrent Nippon; provided, however, that the
                                                     --------  -------
aggregate amount of all such guarantees and all other investments (as described in Section 7.13(d)) in Concurrent Nippon shall not exceed the amount permitted
    ----------------
by  Section  7.13(d).
    ----------------

          7.7 NATURE OF BUSINESS. Make any change in Borrower's financial structure, the principal nature of Borrower's or its Subsidiaries' business operations,  or  the  date  of their fiscal year; provided, however, that if (a)
                                                  --------  -------
Borrower has given at lease 30 days prior notice of any such change, and (b) Foothill, in its reasonable credit judgement, could not reasonably be expected any such change to result in a Material Adverse Change, then Foothill shall not unreasonably withhold its consent to any such change.

          7.8          PREPAYMENTS  AND  AMENDMENTS.

               (a)     Except  in  connection  with  a  refinancing permitted by
Section  7.1(f), prepay, redeem, retire, defease, purchase, or otherwise acquire
---------------
any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and

               (b) Directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b), (c), (d), or (f).
       --------------------------------------

          7.9 CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.

          7.10 CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale; provided, however, that bill and hold Accounts shall not be prohibited by
       --------  -------
reason of this Section if they are subject to documentation, in form and substance satisfactory to Foothill, clearly evidencing that the obligation of the Account Debtor is absolute and unconditional notwithstanding the failure of Borrower to deliver the subject goods or software.

          7.11 DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or other property, other than Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding.

          7.12 ACCOUNTING METHODS. Modify or change its method of accounting or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm or service bureau agreeing to provide Foothill information regarding the Collateral or Borrower's financial condition. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Foothill pursuant to or in accordance with this Agreement, and agrees that Foothill may contact directly any such accounting firm or service bureau in order to obtain such information.

          7.13 INVESTMENTS. Directly or indirectly make, acquire, or incur any liabilities (including contingent obligations) for or in connection with (a) the acquisition of the securities (whether debt or equity) of, or other interests in, a Person, (b) loans, advances, capital contributions, or transfers of property to a Person, or (c) the acquisition of all or substantially all of the properties or assets of a Person; provided, however, that, so long as no
                                          --------  -------
Event of Default has occurred and is continuing, Borrower shall be entitled to make the following investments: (a) the making or acquisition of beneficial interests in, or the making of loans, advances, or capital contributions to, one or more joint ventures as to which it is a venturer so long as such joint ventures are formed for the purpose of engaging in the same business as Borrower or businesses reasonably incidental thereto; provided, however, that the
                                                  --------   -------
aggregate amount of all such investments made during the term of this Agreement and all guarantees (as described in Section 7.6(b)) made by Borrower during the
                                     --------------
term of this Agreement in connection with such joint ventures shall not exceed One Million Dollars ($1,000,000) and prior to making any such investment Borrower shall hypothecate to Foothill, pursuant to agreements in form and substance satisfactory to Foothill, the investment to be acquired, (b) the acquisition by Borrower of beneficial interests in, or the making of loans, advances, or capital contributions by Borrower as a result of the performance by it of its obligations under the guarantees permitted under Section 7.6(b)
                                                                  --------------
hereof, (c) the making or acquisition of beneficial interests in, or the making of loans, advances, or capital contributions to foreign Subsidiaries of Borrower (it being understood that this does not include the Inactive Subsidiaries and Concurrent Nippon) in an aggregate amount not to exceed One Million Dollars ($1,000,000); provided, however, that the sole purpose for making such
               --------   -------
investments must be to satisfy a mandatory statutory obligation imposed upon Borrower or such foreign Subsidiary, and (d) so long as the Liquidity Conditions are satisfied after giving effect to each such proposed investment, investments in Concurrent Nippon equal to an aggregate amount not to exceed, as of any date of determination, (i) Five Hundred Forty Million Yen ( 540,000,000), minus (ii)
                                                                      -----
the sum of (1) then Yen equivalent of the aggregate amount of Accounts owed by Concurrent Nippon to Borrower outstanding in excess of ninety (90) days, plus
                                                                            ----
(2) the maximum amount that Borrower may be required to pay under guaranties of lines of credit made available by third party lenders to Concurrent Nippon.

          7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Foothill, and that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-Affiliate.

          7.15 INACTIVE SUBSIDIARIES. Permit any Inactive Subsidiary to own assets that have a value in excess of Twenty-Five Thousand Dollars ($25,000) or to conduct any business operations.

          7.16 SUSPENSION. Suspend or go out of a substantial portion of its business.

          7.17 COMPENSATION. Increase the annual fee or per-meeting fees paid to directors during any year by more than 15% over the prior year.

          7.18 USE OF PROCEEDS. Use the proceeds of the Advances made hereunder for any purpose other than (a) on the Closing Date, to pay transactional costs and expenses incurred in connection with this Agreement, and
(b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

          7.19 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Foothill and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

          7.20 NO PROHIBITED TRANSACTIONS UNDER ERISA. Directly or indirectly:

               (a) engage, or permit any Subsidiary of Borrower to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor;

               (b) permit to exist with respect to any Benefit Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the IRC), whether or not waived;

               (c) fail, or permit any Subsidiary of Borrower to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

               (d) terminate, or permit any Subsidiary of Borrower to terminate, any Benefit Plan where such event would result in any liability of Borrower, any of its Subsidiaries or any ERISA Affiliate under Title IV of ERISA;

               (e) fail, or permit any Subsidiary of Borrower to fail, to make any required contribution or payment to any Multiemployer Plan;

               (f) fail, or permit any Subsidiary of Borrower to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment;

               (g) amend, or permit any Subsidiary of Borrower to amend, a Plan resulting in an increase in current liability for the plan year such that either of Borrower, any Subsidiary of Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

               (h) withdraw, or permit any Subsidiary of Borrower to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA;

which, individually or in the aggregate, results in or reasonably would be expected to result in a claim against or liability of Borrower, any of its Subsidiaries or any ERISA Affiliate in excess of $1,500,000.

          7.21          FINANCIAL  COVENANTS.

               (a) Current Ratio. A ratio of Consolidated Current Assets divided by Consolidated Current Liabilities of at least 1.10 : 1.0, measured on a fiscal quarter-end basis;

               (b) Total Liabilities to Tangible Net Worth Ratio. A ratio of Borrower's total liabilities divided by Tangible Net Worth of not more than
5.0  :  1.0,  measured  on  a  fiscal  quarter-end  basis;

               (c) Tangible Net Worth. Tangible Net Worth of at least $16,000,000, measured on a fiscal quarter-end basis;

               (d) Total Obligations to Annualized Service Revenues. A ratio of the total amount outstanding under Section 2.1 divided by the
                                                   ------------
Annualized Service Revenues of not more than 0.25 : 1, as measured on a fiscal quarter-end basis; and

               (e) EBITDA. EBITDA, measured on a fiscal year-end basis, of at least;


Period         Minimum EBITDA
June 30, 1998  $     5,710,000
June 30, 1999  $     5,346,000
June 30, 2000  $     5,826,000
-------------  ---------------


          7.22 CAPITAL EXPENDITURES. Make capital expenditures in any fiscal year in excess of $9,000,000; provided, however that if the aggregate
                                         --------  -------
amount of capital expenditures made or committed by Borrower during any fiscal year is less than the maximum amount permitted hereby for such fiscal year, the amount of capital expenditures permitted for the succeeding fiscal year shall be increased by such difference, but in no event shall the amount of such capital expenditures for any fiscal year exceed $10,000,000.

     8.          EVENTS  OF  DEFAULT.

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

          8.1 If Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill, reimbursement of Foothill Expenses, or other amounts constituting Obligations);

          8.2 (a) If Borrower or any Subsidiary of Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.2 (Collateral Reports) or 6.5 (Designation
                           -----------------------------------------------------
of  Inventory) of this Agreement and such failure continues for a period of five
--------------
(5) days from the date of such failure or neglect; (b) If Borrower or any Subsidiary of Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.3
                                                                 -------------
(Financial  Statements),  6.4  (Tax  Returns),  6.7  (Title  to Equipment), 6.12
         -----------------------------------------------------------------------
(Location  of  Inventory  and  Equipment),  6.13 (Compliance with Laws), or 6.15
      --------------------------------------------------------------------------
(Leases)  of  this Agreement and such failure continues for a period of ten (10)
--------
days from the date of such failure or neglect; (c) If Borrower or any Subsidiary of Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Section 6.8 (Maintenance of
                                                     ---------------------------
Equipment)  of this Agreement and such failure continues for a period of fifteen
----------
(15) days from the date Foothill sends Borrower written notice of such failure or neglect; (d) If Borrower or any Subsidiary of Borrower fails or neglects to perform, keep, or observe, in any material respect, any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between any Debtor and Foothill (other than any such term, provision, condition, covenant, or agreement that is the subject of another provision of this Section 8);

          8.3          If  there  is  a  Material  Adverse  Change;

          8.4 If any material portion of Borrower's properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

          8.5          If  an  Insolvency  Proceeding  is commenced by Borrower;

          8.6 If an Insolvency Proceeding is commenced against Borrower or any Subsidiary of Borrower and any of the following events occur: (a) Borrower -or any Subsidiary of Borrower consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Foothill shall be
--------   -------
relieved of its obli-ga-tion to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower- or any Subsidiary of Borrower; or (e) an order for relief shall have been issued or entered therein;

          8.7 If Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

          8.8 If a notice of Lien, levy, or assessment is filed of record with respect to any of Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of Borrower's properties or assets and the same (a) is not paid on the payment date thereof, (b) is not the subject of a Permitted Protest, or (c) relates to an amount in excess of One Hundred Thousand Dollars ($100,000);

          8.9 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of Borrower's properties or assets;

          8.10 If there is a default in any material agreement to which Borrower is a party with one or more third Persons and (a) such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of Borrower's obligations thereunder, and (b) such default relates to an obligation in an amount in excess of Thirty Thousand Dollars ($30,000);

          8.11 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

          8.12 If (a) any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by Borrower or any Subsidiary of Borrower, or any officer, employee, agent, or director of Borrower or any Subsidiary of Borrower, except with respect to those warranties, representations, statements, or reports that are limited by their express terms to a specific time or date, or (b) any such warranty or representation is withdrawn; or

          8.13 If the obligation of any guarantor under its guaranty or other third Person under any Loan Document is limited or terminated by operation of law or by the guarantor or other third Person thereunder, or any such guarantor or other third Person becomes the subject of an Insolvency Proceeding.

     9.          FOOTHILL'S  RIGHTS  AND  REMEDIES.

          9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Foothill;

               (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Foothill, but without affecting Foothill's rights and security interests in the Collateral and without affecting the Obligations;

               (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit Borrower's Loan Account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

               (e) Cause Borrower to hold all returned Inventory in trust for Foothill, segregate all returned Inventory from all other property of Borrower or in Borrower's possession and conspicuously label said returned Inventory as the property of Foothill;

               (f) Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Collateral if Foothill so requires, and to make the Collateral available to Foothill as Foothill may designate. Borrower authorizes Foothill to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Foothill's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned or leased premises, Borrower hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

               (g) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Foothill (including any amounts received in the Lockbox Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Foothill;

               (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by Foothill, and any amounts received in the Lockbox Accounts, to secure the full and final repayment of all of the Obligations;

               (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Foothill is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

               (j) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Foothill determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

               (k) Foothill shall give notice of the disposition of the Collateral as follows:

                    (1) Foothill shall give Borrower and each holder of a security interest in the Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                    (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 12, at least 5 days before
                                              ----------
the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Foothill;

                    (3) If the sale is to be a public sale, Foothill also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

               (l)     Foothill  may credit bid and purchase at any public sale;
and

               (m) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to Borrower.

          9.2 REMEDIES CUMULATIVE. Foothill's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

     10.          TAXES  AND  EXPENSES.

          If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines that such failure by Borrower could result in a Material Adverse Change, in its discretion and without prior notice to Borrower, Foothill may do any or all of the following: (a) make payment of the same or any part thereof;
(b) set up such reserves in Borrower's Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in Section 6.10, and take any
                                                      ------------
action with respect to such policies as Foothill deems prudent. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

     11.          WAIVERS;  INDEMNIFICATION.

          11.1 DEMAND; PROTEST; ETC. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which Borrower may in any way be liable.

          11.2 FOOTHILL'S LIABILITY FOR COLLATERAL. So long as Foothill complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

          11.3 INDEMNIFICATION. Borrower shall pay, indemnify, defend, and hold Foothill, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrower shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified
                                  -------------
Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

     12.          NOTICES.

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrower or to Foothill, as the case may be, at its address set forth below:

          IF  TO  BORROWER:   CONCURRENT  COMPUTER  CORPORATION
                              2101  W.  Cypress  Creek  Road
                              Fort  Lauderdale,  Florida  33309
                              Attn:  Mr.  Daniel  S.  Dunleavy
                              Fax  No.  954.973.5253

          WITH  COPIES  TO:   CONCURRENT  COMPUTER  CORPORATION
                              2101  W.  Cypress  Creek  Road
                              Fort  Lauderdale,  Florida  33309
                              Attn:  Karen  Fink,  Esq.
                              Fax  No.  954.973.5253

          IF  TO  FOOTHILL:   FOOTHILL  CAPITAL  CORPORATION
                              11111  Santa  Monica  Boulevard
                              Suite  1500
                              Los  Angeles,  California  90025-3333
                              Attn:  Business  Finance  Division  Manager
                              Fax  No.  310.478.9788

          WITH  COPIES  TO:   BROBECK,  PHLEGER  & HARRISON LLP
                              550  South  Hope  Street
                              Los Angeles, California 90071
                              Attn:  John Francis  Hilson,  Esq.
                              Fax  No.  213.745.3345

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 12, other
                                                               ----------
than notices by Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted telefacsimile or other similar method set forth above.

     13.          CHOICE  OF  LAW  AND  VENUE;  JURY  TRIAL  WAIVER.

          THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN AN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF
CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13.
                                                                     ----------
BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     14.          DESTRUCTION  OF  BORROWER'S  DOCUMENTS.

          All documents, schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill 4 months after they are delivered to or received by Foothill, unless Borrower requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrower's expense, for their return.

     15.          GENERAL  PROVISIONS.

          15.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrower and Foothill.

          15.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or
--------   -------
duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release Borrower from its Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to Borrower or Borrower's business. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third Person. Anything to the contrary contained herein notwithstanding, Foothill agrees that (a) so long as no Event of Default has occurred and is continuing, Foothill will not assign any of its rights and obligations hereunder to a third Person known to be engaged in a business that is directly competitive with the business of Borrower or to a third Person known to have a significant investment, directly or indirectly, in a Person that is engaged in a business that is directly competitive with the business of Borrower, and (b) the costs and expenses of any participant of Foothill shall not be for the account of Borrower.

          15.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

          15.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

          15.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          15.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by both Foothill and Borrower.

          15.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          15.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by Borrower or any guarantor of the Obligations or the transfer by either or both of such parties to Foothill of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrower or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          15.9 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.


                         CONCURRENT  COMPUTER  CORPORATION,
                         a  Delaware  corporation


                         By      /s/    Daniel  S.  Dunleavy
                             -------------------------------

                         Title:


                         FOOTHILL  CAPITAL  CORPORATION,
                         a  California  corporation


                         By      /s/  Todd  Colpitts
                             -----------------------

                         Title:  A.V.P.
                                 ------

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